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Scudder Strategic Income Fund

Classes A, B and C

Annual Report

October 31, 2001

"U.S. holdings helped the fund benefit from the fall in interest rates as the economic slowdown became more evident."

Contents

3 Performance Summary

6 Economic Overview

9 Portfolio Management Review

13 Portfolio Summary

14 Investment Portfolio

25 Financial Statements

30 Financial Highlights

33 Notes to Financial Statements

42 Report of Independent Auditors

43 Tax Information

44 Shareholder Meeting Results

46 Officers and Trustees

47 Account Management Resources

Scudder Strategic Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KSTAX	81123J-100
Class B	KSTBX	81123J-209
Class C	KSTCX	81123J-308

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.47%	.67%	2.24%	6.96%
Class B	3.20%	-.35%	1.20%	5.88%(a)
Class C	3.55%	-.05%	1.46%	6.12%(a)
Lehman Brothers Government/Corporate Bond Index+	15.32%	7.06%	8.05%	8.00%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 4.33	$ 4.33	$ 4.36
10/31/00	$ 4.57	$ 4.57	$ 4.60
Distribution Information: Twelve Months: Income Dividends	$ .43	$ .38	$ .40
October Income Dividend	$ .033	$ .030	$ .031
SEC 30-day Equivalent Yield+	10.09%	9.72%	9.90%
Current Annualized Distribution Rate (based on Net Asset Value)+	9.15%	8.31%	8.48%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - Multi-Sector Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	64	of	121	53
3-Year	88	of	103	85
5-Year	60	of	76	78
10-Year	4	of	11	34

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; rankings for share classes may vary.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Strategic Income Fund - Class A -- Lehman Brothers Government/Corporate Bond Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,977	$9,744	$10,671	$18,718
	Average annual total return	-.23%	-.86%	1.31%	6.47%
Class B(c)	Growth of $10,000	$10,036	$9,741	$10,542	$17,706(a)
	Average annual total return	.36%	-.87%	1.06%	5.88%(a)
Class C(c)	Growth of $10,000	$10,355	$9,986	$10,752	$18,112(a)
	Average annual total return	3.55%	-.05%	1.46%	6.12%(a)
Lehman Brothers Government/ Corporate Bond Index+	Growth of $10,000	$11,532	$12,272	$14,726	$21,590
	Average annual total return	15.32%	7.06%	8.05%	8.00%

The growth of $10,000 is cumulative.

(a) Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Strategic Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
(c) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. For the Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%.
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund may invest in lower-rated and nonrated securities, which present greater risk of loss to principal and interest than higher rated securities. The Fund may also invest a significant portion of its assets in foreign securities, which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect your investment.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

Economic Guideposts Data as of 10/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Stragic Income Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Strategic Income Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead Portfolio Manager J. Patrick Beimford, Jr. joined the Advisor in 1976 and the fund team in 1996. Mr. Beimford has over 25 years of investment experience.

Co-lead Portfolio Manager Jan C. Faller joined the Advisor in 1999 and the fund team in 2000. Mr. Faller has over five years of investment experience.

In the following interview, J. Patrick Beimford, Jr. and Jan C. Faller, portfolio managers of Scudder Strategic Income Fund, discuss market conditions and the fund's investment strategy during the 12-month period ended October 31, 2001.

Q: How did the fund perform over the 12 months ended October 31, 2001?

A: The fund provided a total return of 4.47 percent over the past 12 months (Class A shares unadjusted for sales charge), compared to a 4.50 percent return for the average multisector income fund as tracked by Lipper, Inc., and a 15.32 percent return for its benchmark, the unhedged Lehman Brothers Government/Corporate Bond Index, a group of investment-grade bonds that vary in maturity and quality.

Q: How did the fixed-income environment impact the way you managed the fund over the past 12 months?

A: We entered the year fairly positive on the outlook for lower interest rates and a rebound in the economy by the second or third quarter. As a result, we increased our holdings in high-yield U.S. securities, which we believed would benefit from the expected recovery. That strategy worked very well for the fund until September, which turned out to be one of the worst months for high-yield securities in recent memory. The terrorist attacks of September 11 obviously had a huge impact but, even before that, it was clear that the economy wasn't seeing the upturn we had hoped for. We could see that happening in late August and early September as the equity markets started to sell off and the high-yield market followed suit. So, performance was hurt in September because we had an overweight position in high-yield securities. However, we decided not to make any major changes because we thought the downward move was behind us. That decision helped the fund in October as the high-yield market rebounded.

Although we believe the economy should begin to recover early in 2002, we have become more cautious regarding overall credit quality. Accordingly, in our corporate selection, we have emphasized securities which we believe to be less sensitive to changes in the economy.

Q: What were some of the other factors affecting the fund's performance?

A: In addition to its high-yield holdings, the primary factor affecting performance was the fund's emerging markets exposure. Emerging markets holdings contributed to the fund's performance in two ways. First, as the market rallied early in the year, the fund benefited from rising prices on the debt. Then, as fundamentals in Argentina began to deteriorate, we reduced our exposure to lower-quality credit, and eliminated our holdings entirely in Argentina and Brazil. This enabled the fund to avoid much of the damage caused by the general sell-off in Latin America. While the fund continues to hold emerging markets, we remain in higher-quality holdings in an effort to maintain attractive yields while seeking to reduce price volatility until the specific risk associated with Argentina is resolved.

The fund also benefited from its exposure to the euro. The euro rally took place between November of 2000 and January of 2001, during which time the fund had just over a five percent exposure to the euro, which helped performance as the euro rallied. Since January, however, we have reduced the fund's exposure to the euro, which also has benefited the fund as the currency has declined relative to the dollar.

Q: How has weakening global growth affected your strategy?

A: Weakening global growth has prompted us to reduce our emerging markets exposure while seeking to increase the credit quality in the fund's high-yield holdings. As the slowdown becomes more global and prolonged, the appetite for risk among market participants continues to wane. This has led us to be more cautious with holdings that could be hurt if a recovery remains elusive. We also have reduced the fund's mortgage holdings as lower interest rates have increased the number of mortgage prepayments. While lower mortgage rates are welcomed by homeowners, they mean reduced returns for investors in mortgage-backed securities.

Q: What are your outlook and strategy going forward?

A: First, we are looking for a recovery to begin before or during the second quarter of 2002. So, while we have been more cautious regarding credit in 2001, we also will be looking for opportunities to help the fund benefit from investors' increased appetite for risk should the recovery unfold as expected.

Second, we will continue to watch the situation in Argentina very closely. Until the outlook there begins to stabilize, we intend to retain our cautious emerging markets exposure. At the same time, however, we expect oil prices to stabilize or increase, which would mean increased revenues for several emerging market countries. Given that possibility, we will be looking for an entry point at which we can increase the fund's emerging markets exposure, in an effort to increase the fund's returns and enhance yield.

Third, we will continue to monitor the situation in Europe closely. As long as economic growth remains as weak as it has been, we will continue to be largely hedged against the euro. But, once Europe begins to show signs of a sustained recovery, we will consider reducing the hedge on the currency.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Portfolio Composition	10/31/01	10/31/00

High-yield corporate bonds	42%	42%
Emerging markets bonds	18%	28%
Foreign currency bonds	20%	16%
U.S. Treasury Obligations	13%	6%
Cash and equivalents	2%	3%
Other	5%	5%
	100%	100%

Quality	10/31/01	10/31/00

AAA	27%	18%
AA	8%	5%
BBB	8%	13%
BB	11%	7%
B	39%	52%
CCC and CC	7%	4%
Nonrated	-	1%
	100%	100%

Interest Rate Sensitivity	10/31/01	10/31/00

Average maturity	9.1 years	7.4 years
Average duration	5.5 years	3.5 years

Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Principal Amount (e)	Value ($)
Corporate Bonds 41.9%
Communications 7.9%
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	280,000	113,400
Allegiance Telecom Inc., 12.875%, 5/15/2009	1,360,000	904,400
American Tower Corp., 9.375%, 2/1/2009	1,150,000	934,375
Call-Net Enterprises, Inc., Step-up Coupon, 0% to 8/15/2003, 8.94% to 8/15/2008	170,000	35,700
Call-Net Enterprises, Inc., Step-up Coupon, 0% to 5/15/2004, 10.8% to 5/15/2009	310,000	62,000
Call-Net Enterprises, Inc., 9.375%, 5/15/2009	670,000	211,050
Crown Castle International Corp., Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	1,190,000	952,000
Crown Castle International Corp., 10.75%, 8/1/2011	600,000	567,000
Exodus Communications Inc., 11.625%, 7/15/2010*	600,000	130,500
FairPoint Communications, Inc., 12.5%, 5/1/2010	1,400,000	1,092,000
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,765,000	381,200
Impsat Fiber Networks, 12.375%, 6/15/2008	1,765,000	141,200
Intermedia Communications of Florida, Inc., Series B, Step-up Coupon, 0% to 7/15/2002, 11.25% to 7/15/2007	1,980,000	1,960,200
KMC Telecom Holdings, Inc., Step-up Coupon, 0% to 2/15/2003, 12.5% to 2/15/2008	3,830,000	114,900
KMC Telecom Holdings, Inc., 13.5%, 5/15/2009	380,000	45,600
Level 3 Communications, Inc., 11%, 3/15/2008	630,000	302,400
McLeod USA, Inc., 9.25%, 7/15/2007	180,000	43,200
McLeod USA, Inc., 11.375%, 1/1/2009	600,000	162,000
MPower Holding Corp., Series B, 13%, 10/1/2004	2,250,000	720,000
Nextel Communications, Inc., Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	1,995,000	1,316,700
Nextel Communications, Inc., 9.375%, 11/15/2009	5,315,000	3,733,788
NTL Communications Corp., Series B, 11.5%, 10/1/2008	565,000	327,700
NTL, Inc., Series B, 11.5%, 2/1/2006	4,150,000	2,490,000
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12% to 3/1/2008	1,160,000	812,000
SBA Communications Corp., 10.25%, 2/1/2009	6,000,000	4,800,000
Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	610,000	535,275
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	740,000	1,850
Time Warner Telecom, Inc., 10.125%, 2/1/2011	480,000	364,800
Tritel PCS, Inc., Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	2,120,000	1,841,750
Tritel PCS, Inc., 10.375%, 1/15/2011	4,000,000	4,590,000
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11% to 5/1/2008	4,500,000	4,095,000
XO Communications, Inc., Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008	930,000	93,000
XO Communications, Inc., Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009	1,070,000	85,600
XO Communications, Inc., 12.5%, 4/15/2006	635,000	127,000
		34,087,588
Construction 3.0%
American Standard, Inc., 7.625%, 2/15/2010	600,000	615,000
Congoleum Corp., 8.625%, 8/1/2008	1,650,000	1,018,875
D.R. Horton, Inc., 9.75%, 9/15/2010	600,000	601,500
Del Webb Corp., 9.75%, 1/15/2008	70,000	70,700
Dimac Corp., 12.5%, 10/1/2008*	1,980,000	19,800
Fortress Group, 13.75%, 5/15/2003	1,290,000	812,700
Hovnanian Enterprises, Inc., 9.125%, 5/1/2009	920,000	887,800
Hovnanian Enterprises, Inc., 9.75%, 6/1/2005	370,000	357,050
Nortek, Inc., 9.875%, 6/15/2011	2,070,000	1,852,650
Schuler Homes, Inc., 10.5%, 7/15/2011	850,000	872,313
Terex Corp., Series B, 10.375%, 4/1/2011	3,710,000	3,821,300
WCI Communities, Inc., 10.625%, 2/15/2011	2,080,000	2,074,800
		13,004,488
Consumer Discretionary 7.4%
Advantica Restaurant Co., 11.25%, 1/15/2008	485,216	300,834
AFC Enterprises, Inc., 10.25%, 5/15/2007	3,240,000	3,385,800
Ameristar Casino, Inc., 10.75%, 2/15/2009	2,440,000	2,549,800
AMF Bowling, Inc., Series B, Step-up Coupon, 0% to 3/15/2001, 12.25% to 3/15/2006*	995,000	9,950
AMF Bowling, Inc., Series B, 10.875%, 3/15/2006*	3,950,000	39,500
Boca Resorts, Inc., 9.875%, 4/15/2009	3,330,000	3,338,325
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,120,000	1,052,800
Finlay Enterprises, Inc., 9%, 5/1/2008	1,290,000	1,096,500
Finlay Fine Jewelry Co., 8.375%, 5/1/2008	710,000	619,475
Guitar Center Management, 11%, 7/1/2006	3,297,000	3,264,030
Hasbro, Inc., 7.95%, 3/15/2003	440,000	438,837
Hasbro, Inc., 8.5%, 3/15/2006	1,500,000	1,499,253
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,748,000	1,739,260
Imperial Home Decor Group, Inc., Series B, 11%, 3/15/2008*	720,000	720
Krystal, Inc., 10.25%, 10/1/2007	2,450,000	1,494,500
Mandalay Resort Group, 6.45%, 2/1/2006	330,000	319,559
Mandalay Resort Group, 9.5%, 8/1/2008	500,000	500,000
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	600,000	568,500
MGM Mirage, Inc., 8.5%, 9/15/2010	2,440,000	2,457,387
MGM Mirage, Inc., 9.75%, 6/1/2007	2,370,000	2,358,150
Park Place Entertainment, Inc., 9.375%, 2/15/2007	1,520,000	1,546,600
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,480,000	503,200
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,925,000	2,310,750
Specialty Retailers, Inc., Series B, 9%, 7/15/2007*	1,760,000	17,600
Station Casinos, Inc., 9.875%, 7/1/2010	600,000	573,000
		31,984,330
Consumer Staples 0.7%
Fleming Companies, Inc., 10.125%, 4/1/2008	1,440,000	1,504,800
Grove Worldwide LLC, 9.25%, 5/1/2008*	1,060,000	42,400
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,435,000	1,384,775
		2,931,975
Durables 1.3%
Airxcel, Inc., 11%, 11/15/2007	1,570,000	816,400
DeCrane Aircraft Holdings, Inc., 12%, 9/30/2008	2,400,000	2,160,000
Delco Remy International, Inc., 11%, 5/1/2009	2,000,000	2,020,000
Fairchild Corp., 10.75%, 4/15/2009	620,000	195,300
Lear Corp., Series B, 8.11%, 5/15/2009	600,000	606,336
		5,798,036
Energy 2.1%
Chesapeake Energy Corp., 8.125%, 4/1/2011	600,000	585,000
Continental Resources, Inc., 10.25%, 8/1/2008	2,420,000	2,102,375
Key Energy Services, Inc., 14%, 1/15/2009	549,000	625,860
Mariner Energy, Inc., Series B, 10.5%, 8/1/2006	3,520,000	3,132,800
Nuevo Energy Co., 9.375%, 10/1/2010	340,000	326,400
Parker Drilling Corp., 9.75%, 11/15/2006	920,000	887,800
Pen Holdings, Inc., 9.875%, 6/15/2008	335,000	254,600
Pioneer Natural Resources Co., 9.625%, 4/1/2010	600,000	676,080
R&B Falcon Corp., 9.5%, 12/15/2008	250,000	295,292
Westport Resources Corp., 8.25%, 11/1/2011	350,000	350,000
		9,236,207
Financial 0.6%
FRD Acquisition, Series B, 12.5%, 7/15/2004*	230,000	2,300
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	1,810,000	1,561,125
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12% to 7/15/2008	2,580,000	851,400
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 4/15/2004, 11.25% to 4/15/2009	630,000	182,700
		2,597,525
Health 1.1%
Dade International, Inc., 11.125%, 5/1/2006*	480,000	153,600
HCA, Inc., 8.75%, 9/1/2010	600,000	678,000
Magellan Health Services, Inc., 9%, 2/15/2008	1,060,000	1,028,200
Mariner Post-Acute Network, Inc., Series B, Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	5,020,000	25,100
MEDIQ, Inc., 11%, 6/1/2008*	1,350,000	13,500
National Vision, Inc., 12%, 3/30/2009	3,671,000	2,239,310
Tenet Healthcare Corp., 9.25%, 9/1/2010	600,000	735,000
		4,872,710
Manufacturing 6.8%
Agriculture, Minerals and Chemicals, Inc., 10.75%, 9/30/2003	1,240,000	1,240,000
Atlantis Group, Inc., 11%, 2/15/2003	1,248,000	1,166,880
Avondale Mills, Inc., 10.25%, 5/1/2006	170,000	142,800
Berry Plastics Corp., 12.25%, 4/15/2004	505,000	510,050
BPC Holdings Corp., 12.5%, 6/15/2006	3,450,707	2,950,354
Day International Group, Inc., 11.125%, 6/1/2005	1,830,000	1,665,300
Eagle-Picher Holdings, Inc., 9.375%, 3/1/2008	1,960,000	950,600
Equistar Chemical, 10.125%, 9/1/2008	1,090,000	1,008,250
Flowserve Corp., 12.25%, 8/15/2010	680,000	724,200
Foamex LP, 13.5%, 8/15/2005	810,000	639,900
Fonda Group, 9.5%, 3/1/2007	3,270,000	2,943,000
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	270,000	1,350
GS Technologies Operating Co., Inc., 12%, 9/1/2004*	940,000	32,900
GS Technologies Operating Co., Inc., 12.25%, 10/1/2005*	1,260,000	12,600
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006	1,080,000	426,600
Huntsman Polymers Corp., 11.75%, 12/1/2004	2,100,000	84,000
Knoll, Inc., 10.875%, 3/15/2006	708,000	672,600
Louisiana Pacific Corp., 10.875%, 11/15/2008	1,210,000	1,095,050
Lyondell Chemical Co., Series A, 9.625%, 5/1/2007	600,000	576,000
Motors and Gears, Inc., 10.75%, 11/15/2006	790,000	679,400
Navistar International Corp., Series B, 9.375%, 6/1/2006	610,000	603,900
Plainwell, Inc., Series B, 11%, 3/1/2008*	2,200,000	22,000
Plastipak Holdings, 10.75%, 9/1/2011	900,000	941,625
Printpack, Inc., 10.625%, 8/15/2006	1,700,000	1,734,000
Riverwood International Corp., 10.25%, 4/1/2006	90,000	93,150
Riverwood International Corp., 10.875%, 4/1/2008	3,995,000	3,855,175
SF Holdings Group, Inc., Series B, Step-up Coupon, 0% to 3/15/2003, 12.75% to 3/15/2008	1,380,000	643,425
Terra Capital, Inc., 12.875%, 10/15/2008	2,760,000	2,718,600
Texas Petrochemical Corp., 11.125%, 7/1/2006	1,370,000	1,068,600
		29,202,309
Media 4.3%
American Lawyer Media, Inc., 9.75%, 12/15/2007	160,000	117,000
Charter Communications Holdings LLC, Step-up Coupon, 0% to 12/1/2003, 11.875% to 12/1/2008	1,760,000	1,372,800
Charter Communications Holdings LLC, Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	70,000	48,650
Charter Communications Holdings LLC, Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	1,500,000	963,750
Charter Communications Holdings LLC, Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	2,250,000	1,355,625
Charter Communications Holdings LLC, 10%, 4/1/2009	600,000	612,000
CSC Holdings, Inc., Series B, 8.125%, 8/15/2009	600,000	628,306
EchoStar DBS Corp., 9.25%, 2/1/2006	1,090,000	1,100,900
EchoStar DBS Corp., 9.375%, 2/1/2009	550,000	561,000
Frontiervision LP, 11%, 10/15/2006	1,200,000	1,230,000
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	1,690,000	937,950
Interep National Radio Sales, Inc., 10%, 7/1/2008	1,070,000	727,600
Nextmedia Operating, Inc., 10.75%, 7/1/2011	860,000	860,000
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10% to 4/15/2008	1,550,000	1,226,438
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	730,000	715,400
TeleWest Communications PLC, 11%, 10/1/2007	2,395,000	1,868,100
Transwestern Holdings, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	3,100,000	2,573,000
Transwestern Holdings, 9.625%, 11/15/2007	1,340,000	1,348,375
United GlobalCom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 10.75% to 2/15/2008	1,510,000	241,600
		18,488,494
Metals & Minerals 0.3%
MMI Products, Inc., 11.25%, 4/15/2007	1,250,000	1,100,000
Republic Technologies International, 13.75%, 7/15/2009*	2,780,000	180,700
		1,280,700
Service Industries 3.2%
Allied Waste North America, Inc., Series B, 10%, 8/1/2009	850,000	860,625
Autonation, Inc., 9%, 8/1/2008	860,000	847,100
Avis Group Holdings, Inc., 11%, 5/1/2009	2,210,000	2,364,700
Azurix Corp., Series B, 10.375%, 2/15/2007	710,000	624,800
Azurix Corp., Series B, 10.75%, 2/15/2010	1,960,000	1,724,800
Coinmach Corp., 11.75%, 11/15/2005	3,880,000	3,986,700
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,925,000	1,867,250
La Petite Academy, Inc., 10%, 5/15/2008	2,430,000	1,300,050
		13,576,025
Technolgy 0.1%
PSINet, Inc., Series B, 10%, 2/15/2005*	890,000	62,300
PSINet, Inc., Series B, 11%, 8/1/2009*	1,850,000	129,500
PSINet, Inc., Series B, 11.5%, 11/1/2008*	1,420,000	99,400
		291,200
Transportation 1.2%
Petro Stopping Centers, 10.5%, 2/1/2007	2,200,000	1,782,000
United Rentals, Inc., Series B, 8.8%, 8/15/2008	3,000,000	2,745,000
United Rentals, Inc., Series B, 9%, 4/1/2009	600,000	552,000
		5,079,000
Utilities 1.9%
AES Corp., 9.375%, 9/15/2010	2,700,000	2,500,875
Calpine Corp., 7.75%, 4/15/2009	1,520,000	1,484,918
Calpine Corp., 8.5%, 2/15/2011	1,440,000	1,470,341
Calpine Corp., 8.625%, 8/15/2010	600,000	616,800
CMS Energy Corp., 7.5%, 1/15/2009	600,000	585,749
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008	600,000	663,204
PSEG Energy Holdings, 10%, 10/1/2009	600,000	666,176
		7,988,063
Total Corporate Bonds (Cost $241,806,497)		180,418,650

Foreign Bonds 38.3%
U.S.$ Denominated 17.9%
Aes Drax Energy Ltd., 11.5%, 8/30/2010	30,000	26,850
Diamond Cable Communications Co., 13.25%, 9/30/2004	2,025,000	1,053,000
Dominican Republic, 9.5%, 9/27/2006	2,350,000	2,326,500
Esprit Telecom Group PLC, 10.875%, 6/15/2008*	800,000	2,000
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	2,345,000	5,862
Euramax International PLC, 11.25%, 10/1/2006	3,695,000	3,399,400
Flextronics International Ltd., 9.875%, 7/1/2010	600,000	624,000
Global Crossing Holdings Ltd., 8.7%, 8/1/2007	600,000	93,000
Global Crossing Holdings Ltd., 9.125%, 11/15/2006	350,000	56,875
Government of Jamaica, 11.75%, 5/15/2011	4,300,000	4,509,625
Kappa Beheer BV, 10.625%, 7/15/2009	70,000	74,025
MetroNet Communications Corp., Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	2,110,000	1,207,848
MetroNet Communications Corp., Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	775,000	366,800
NTL, Inc., 11.20%, 11/15/2007	4,260,000	3,280,200
PTC International Finance, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	6,670,000	5,536,100
PTC International Finance II SA, 11.25%, 12/1/2009	270,000	259,200
Republic of Bulgaria, Series PDI, Interest Arrears Bond, LIBOR plus .8125% (4.563%), 7/28/2011	8,266,500	6,489,203
Republic of Colombia, 10.5%, 6/13/2006	3,900,000	4,176,900
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125% (6.5%), 7/17/2016	17	13
Republic of Philippines, 9.5%, 10/21/2024	1,250,000	1,237,500
Republic of Philippines, 10.625%, 3/16/2025	1,000,000	847,500
Republic of South Africa, 8.5%, 6/23/2017	3,250,000	3,213,438
Republic of Venezuela, Floating Rate Bond, Series DL, Debt Conversion Bond, LIBOR plus .875% (4.75%), 12/18/2007	2,940,445	2,326,627
Republic of Venezuela Global, 9.25%, 9/15/2027	8,650,000	5,739,275
Russian Federation, Step-up Coupon, 5% to 3/31/2007, 7.5% to 3/31/2030	3,750,000	1,785,937
Russian Federation, 8.25%, 3/31/2010	5,600,000	4,389,000
Russian Ministry of Finance, 3%, 5/14/2003	4,250,000	3,793,125
Russian Ministry of Finance, 3%, 5/14/2006	4,000,000	2,505,000
Star Choice Communications, Inc., 13%, 12/15/2005	875,000	910,000
Stone Container Corp., 9.75%, 2/1/2011	1,790,000	1,883,975
Stone Container Corp., 11.5%, 8/15/2006	670,000	713,550
TeleWest Communications PLC, 9.625%, 10/1/2006	20,000	15,000
TeleWest Communications PLC, 11.25%, 11/1/2008	1,250,000	987,500
TFM, SA de CV, 10.25%, 6/15/2007	2,560,000	2,252,800
United Mexican States, 9.875%, 1/15/2007	2,050,000	2,299,075
United Mexican States, 11.5%, 5/15/2026	6,250,000	7,828,125
United Pan-Europe Communications, 10.875%, 11/1/2007	520,000	78,000
Versatel Telecom BV, 11.875%, 7/15/2009	390,000	130,650
Versatel Telecom BV, 13.25%, 5/15/2008	1,290,000	445,050
		76,868,528

Non U.S.$ Denominated 20.4%
Federal Republic of Germany, 6%, 1/4/2007	EUR	9,166,220	9,094,040
Federal Republic of Germany, 6%, 7/4/2007	EUR	25,748,662	25,629,334
Kingdom of Spain, 6%, 1/31/2008	EUR	26,000,000	25,619,752
Province of Ontario, 1.875%, 1/25/2010	JPY	875,000,000	7,631,213
Republic of Italy, 10.5%, 4/28/2014	EUR	9,200,000	19,758,357
			87,732,696
Total Foreign Bonds (Cost $190,847,838)			164,601,224

	Shares	Value ($)
Common Stocks* 0.0%
ICG Communications, Inc.	4,026	282
Metal Management, Inc. (d)	83,881	87,823
National Vision, Inc. (d)	152,506	51,852
SF Holdings Group, Inc.	387	1,548
Total Common Stocks (Cost $2,245,657)		141,505

Warrants* 0.0%
American Banknote Corp.	1,300	0
Capital Pacific Holdings	4,345	435
Decrane Holdings Co.	2,740	27
Econophone, Inc.	1,425	14
Empire Gas Corp.	2,208	2,208
KMC Telecom Holdings, Inc.	2,100	21
Ono Finance PLC	550	11,000
Republic Technologies International	2,780	28
Waxman Industries, Inc.	222,607	2,226
Total Warrants (Cost $516,679)		15,959
Preferred Stocks 0.6%
Dobson Communications, PIK	1,243	1,230,297
SF Holdings Group, Inc.	14	14,700
SF Holdings Group, Inc., PIK	30	31,500
Sinclair Capital	13,500	1,275,750
Total Preferred Stocks (Cost $2,913,917)		2,552,247

Convertible Preferred Stocks 0.0%
World Access, Inc. "D" (Cost $1,394,054)	933	45,712

	Units	Value ($)
Other 4.7%
Spincycle, Inc.* (d)	105,025	256,634
Spincycle, Inc. "F"* (d)	737	40
	Principal Amount (e)	Value ($)
Riverside Loan Trust II, 4.181%, 7/16/2008 (c)	30,000,000	19,776,420
Total Other (Cost $30,256,680)		20,033,094

	Principal Amount (e)	Value ($)
U.S. Treasury Obligations 13.0%
U.S. Treasury Bond, 5.375%, 2/15/2031	10,000,000	10,746,900
U.S. Treasury Bond, 6.125%, 11/15/2027	25,500,000	29,396,655
U.S. Treasury Note, 5%, 8/15/2011	15,000,000	15,867,150
Total U.S. Treasury Obligations (Cost $54,326,973)		56,010,705
Cash Equivalents 1.5%
Zurich Scudder Cash Management QP Trust, 2.63% (b) (Cost $6,477,300)	6,477,300	6,477,300
Total Investment Portfolio - 100.0% (Cost $530,785,595) (a)		430,296,396

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a The cost for federal income tax purposes was $531,290,643. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $100,994,247. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,384,092 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $110,378,339.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(c) The Riverside Loan Trust II Portfolio is also managed by Zurich Scudder Investments, Inc. The Riverside Trust II does not pay Zurich Scudder Investments, Inc. a management fee for the Fund's investment in the Trust.
(d) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $396,349 (0.09% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001 aggregated $2,439,327. These securities may also have certain restrictions as to resale.
(e) Principal amount in U.S. dollars unless otherwise noted.
PIK denotes that interest or dividend is paid in kind.
Currency Abbreviation
EUR	Euro
JPY	Japanese Yen

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $530,785,595)	$ 430,296,396
Cash	10,000
Receivable for investments sold	22,881,149
Interest receivable	10,730,031
Receivable for Fund shares sold	182,193
Unrealized appreciation on forward currency exchange contracts	427,746
Total assets	464,527,515
Liabilities
Payable for investments purchased	22,982,269
Payable for Fund shares redeemed	592,404
Unrealized depreciation on forward currency exchange contracts	1,621,688
Accrued management fee	208,147
Accrued Trustees' fees and expenses	14,655
Other accrued expenses and payables	486,985
Total liabilities	25,906,148
Net assets, at value	$ 438,621,367
Net Assets
Net assets consist of: Undistributed net investment income	1,173,021
Net unrealized appreciation (depreciation) on: Investments	(100,489,199)
Foreign currency related transactions	(1,176,507)
Accumulated net realized gain (loss)	(120,652,639)
Paid-in capital	659,766,691
Net assets, at value	$ 438,621,367

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($321,735,810 / 74,247,112 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.33
Maximum offering price per share (100 / 95.50 of $4.33)	$ 4.53
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($100,447,682 / 23,207,640 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.33
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,437,875 / 3,770,260 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends	$ 326,131
Interest	46,654,963
Total Income	46,981,094
Expenses: Management fee	2,666,693
Administrative fee	644,802
Services to shareholders	965,537
Custodian fees	24,868
Distribution service fees	2,089,497
Auditing	40,038
Legal	210,928
Trustees' fees and expenses	41,527
Reports to shareholders	113,108
Registration fees	24,572
Reorganization	125,019
Other	7,252
Total expenses, before expense reductions	6,953,841
Expense reductions	(91,644)
Total expenses, after expense reductions	6,862,197
Net investment income (loss)	40,118,897
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(25,809,990)
Futures	(77,643)
Foreign currency related transactions	849,161
(25,038,472)
Net unrealized appreciation (depreciation) during the period on: Investments	4,937,972
Foreign currency related transactions	(950,978)
3,986,994
Net gain (loss) on investment transactions	(21,051,478)
Net increase (decrease) in net assets resulting from operations	$ 19,067,419

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ 40,118,897	$ 56,277,444
Net realized gain (loss) on investment transactions	(25,038,472)	(46,617,504)
Net unrealized appreciation (depreciation) on investment transactions during the period	3,986,994	(36,504,700)
Net increase (decrease) in net assets resulting from operations	19,067,419	(26,844,760)
Distributions to shareholders from: Net investment income: Class A	(25,501,387)	(29,035,762)
Class B	(7,360,295)	(9,379,901)
Class C	(1,217,935)	(1,495,143)
Tax return of capital: Class A	(7,011,338)	(9,325,801)
Class B	(2,023,635)	(3,012,667)
Class C	(334,859)	(480,215)
Fund share transactions: Proceeds from shares sold	70,922,235	72,842,102
Reinvestment of distributions	27,736,155	33,227,172
Cost of shares redeemed	(132,469,397)	(249,745,636)
Net increase (decrease) in net assets from Fund share transactions	(33,811,007)	(143,676,362)
Increase (decrease) in net assets	(58,193,037)	(223,250,611)
Net assets at beginning of period	496,814,404	720,065,015
Net assets at end of period (including undistributed net investment income of $1,173,021 and $81,351, respectively)	$ 438,621,367	$ 496,814,404

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 5.26	$ 5.60	$ 5.96	$ 5.99
Income (loss) from investment operations: Net investment income (loss)	.39[a]	.48[a]	.49[a]	.44[a]	.46
Net realized and unrealized gain (loss) on investment transactions	(.20)	(.72)	(.35)	(.35)	.01
Total from investment operations	.19	(.24)	.14	.09	.47
Less distributions from: Net investment income	(.34)	(.34)	(.48)	(.45)	(.50)
Tax return of capital	(.09)	(.11)	-	-	-
Total distributions	(.43)	(.45)	(.48)	(.45)	(.50)
Net asset value, end of period	$ 4.33	$ 4.57	$ 5.26	$ 5.60	$ 5.96
Total Return (%)[b]	4.47	(4.91)	2.43	1.28	8.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	322	359	492	550	549
Ratio of expenses before expense reductions (%)	1.21[c]	1.10	1.11	1.04	1.03
Ratio of expenses after expense reductions (%)	1.19[c]	1.09	1.10	1.04	1.03
Ratio of net investment income (loss) (%)	8.78	9.55	8.80	7.36	7.68
Portfolio turnover rate (%)	124	37	92	751	347

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.18%, respectively (see Notes to Financial Statements).

Class B

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 5.26	$ 5.59	$ 5.96	$ 5.99
Income (loss) from investment operations: Net investment income (loss)	.35[a]	.43[a]	.43[a]	.38[a]	.40
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.72)	(.34)	(.36)	.01
Total from investment operations	.14	(.29)	(.09)	.02	.41
Less distributions from: Net investment income	(.30)	(.30)	(.42)	(.39)	(.44)
Tax return of capital	(.08)	(.10)	-	-	-
Total distributions	(.38)	(.40)	(.42)	(.39)	(.44)
Net asset value, end of period	$ 4.33	$ 4.57	$ 5.26	$ 5.59	$ 5.96
Total Return (%)[b]	3.20	(5.85)	1.57	.12	7.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	119	198	271	297
Ratio of expenses before expense reductions (%)	2.22[c]	2.11	2.06	2.01	1.98
Ratio of expenses after expense reductions (%)	2.22[c]	2.10	2.05	2.01	1.98
Ratio of net investment income (loss) (%)	7.75	8.50	7.85	6.39	6.73
Portfolio turnover rate (%)	124	37	92	751	347

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.19% and 2.19%, respectively (see Notes to Financial Statements).

Class C

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 4.60	$ 5.29	$ 5.62	$ 5.99	$ 6.01
Income (loss) from investment operations: Net investment income (loss)	.37[a]	.45[a]	.45[a]	.39[a]	.42
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.72)	(.34)	(.36)	.01
Total from investment operations	.16	(.27)	.11	.03	.43
Less distributions from: Net investment income	(.31)	(.32)	(.44)	(.40)	(.45)
Tax return of capital	(.09)	(.10)	-	-	-
Total distributions	(.40)	(.42)	(.44)	(.40)	(.45)
Net asset value, end of period	$ 4.36	$ 4.60	$ 5.29	$ 5.62	$ 5.99
Total Return (%)[b]	3.55	(5.51)	1.78	.28	7.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	19	30	30	15
Ratio of expenses before expense reductions (%)	1.87[c]	1.76	1.87	1.84	1.85
Ratio of expenses after expense reductions (%)	1.84[c]	1.75	1.85	1.84	1.85
Ratio of net investment income (loss) (%)	8.13	8.87	8.05	6.56	6.86
Portfolio turnover rate (%)	124	37	92	751	347

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.83% and 1.83%, respectively (see Notes to Financial Statements).

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund''), formerly Kemper Strategic Income Fund, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through October 31, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Currency Exchange Contracts. A forward currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $120,148,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($46,845,000), October 31, 2003 ($5,575,000), October 31, 2006 ($2,523,000), October 31, 2007 ($18,866,000), October 31, 2008 ($25,665,000) and October 31, 2009 ($20,674,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $557,690,575 and $589,761,199, respectively.

C. Related Parties

As described in Note I, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective May 29, 2001. The terms of the newly adopted and pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual rate of 0.57% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective May 29, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays other to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.200% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period May 29, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 461,807	$ 92,460
Class B	168,561	33,291
Class C	14,434	2,882
	$ 644,802	$ 128,633

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to May 29, 2001, the amount charged to Class A, B and C shares by SISC aggregated $421,911, $317,704 and $3,030, respectively.

Effective May 29, 2001, the above fee is paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI") formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 829,346	$ 61,783
Class C	132,501	10,028
	$ 961,847	$ 71,811

Effective May 29, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 807,035	$ 66,629
Class B	276,448	22,279
Class C	44,167	3,142
	$ 1,127,650	$ 92,050

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the year ended October 31, 2001 aggregated $33,873.

In addition, SDI receives a contingent deferred sales charge ("CDSC") for Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2001, the CDSC for Class B and C shares aggregated $241,882 and $1,836, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2001, Trustees' fees and expenses aggregated $27,549. In addition, a one-time fee of $13,978 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note I. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $6,989 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2001, totaled $205,500 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with the custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from November 1, 2000 through May 28, 2001, the Fund's custodian fees were reduced by $6,561. For the period from May 29, 2001 through October 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $173 for custodian credits earned. Prior to May 29, 2001, transfer agent fees were reduced by $5,049.

Effective May 29, 2001, transfer agent credits are no longer used to reduce Fund expenses.

E. Commitments

As of October 31, 2001, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $1,193,942.

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S. $)
EUR	35,722,414	USD	31,128,250	11/21/01	(999,848)
EUR	10,423,019	USD	9,400,000	11/21/01	25,723
JPY	3,297,967,889	USD	27,369,028	11/5/01	402,023
					(572,102)

Contracts to Receive		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S. $)
EUR	12,851,969	USD	12,035,227	11/21/01	(476,397)
JPY	2,408,901,622	USD	19,842,682	11/5/01	(145,443)
					(621,840)

Currency Abbreviations
EUR	Euro	JPY	Japanese Yen	USD	U.S. Dollar

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,041,695	$ 45,312,294	9,574,249	$ 48,529,336
Class B	4,706,811	21,172,635	3,567,072	17,964,514
Class C	979,589	4,437,306	1,250,827	6,348,252
		$ 70,922,235		$ 72,842,102
Shares issued to shareholders in reinvestment of distributions
Class A	4,595,730	$ 20,521,780	4,739,404	$ 23,713,671
Class B	1,366,597	6,098,136	1,626,410	8,160,083
Class C	248,577	1,116,239	268,643	1,353,418
		$ 27,736,155		$ 33,227,172
Shares redeemed
Class A	(18,906,100)	$ (85,148,030)	(29,439,344)	$ (149,088,727)
Class B	(8,927,164)	(40,231,181)	(16,825,951)	(85,363,359)
Class C	(1,565,760)	(7,090,186)	(3,001,413)	(15,293,550)
		$ (132,469,397)		$ (249,745,636)
Net increase (decrease)
Class A	(4,268,675)	$ (19,313,956)	(15,125,691)	$ (76,845,720)
Class B	(2,853,756)	(12,960,410)	(11,632,469)	(59,238,762)
Class C	(337,594)	(1,536,641)	(1,481,943)	(7,591,880)
		$ (33,811,007)		$ (143,676,362)

G. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

I. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Boards of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $72,872 of such costs.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Strategic Income Fund, formerly Kemper Strategic Income Fund, (the "Fund"), as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Fund, at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
December 18, 2001

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Strategic Income Fund was held on June 21, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
John W. Ballantine	75,921,581	1,436,886	0
Lewis A. Burnham	75,902,313	1,456,154	0
Mark S. Casady	75,800,603	1,557,864	0
Linda C. Coughlin	75,794,874	1,563,594	0
Donald L. Dunaway	75,947,033	1,411,435	0
James R. Edgar	75,930,251	1,428,216	0
William F. Glavin	75,940,735	1,417,733	0
Robert B. Hoffman	75,917,876	1,440,592	0
Shirley D. Peterson	75,891,477	1,466,991	0
Fred B. Renwick	75,847,944	1,510,523	0
William P. Sommers	75,906,422	1,452,045	0
John G. Weithers	75,889,025	1,469,442	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
74,709,669	504,965	2,143,833

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
50,580,612	1,430,706	2,642,950

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
18,847,899	268,244	551,422

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
2,914,339	10,447	109,038

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady
Trustee and President
Linda C. Coughlin
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
J. Patrick Beimford, Jr.
Vice President
Philip J. Collora
Vice President and
Assistant Secretary
Jan C. Faller
Vice President
Kathryn L. Quirk
Vice President
Richard L. Vandenberg
Vice President
Linda J. Wondrack
Vice President
John R. Hebble
Treasurer
Thomas Lally
Assistant Treasurer
Brenda Lyons
Assistant Treasurer
John Millette
Secretary
Caroline Pearson
Assistant Secretary

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048